SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 26, 2002
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                          FIRST MIDWEST FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                  0-22140                   42-1406262
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 (State or other jurisdiction   (Commission File No.)       (IRS Employer
  of incorporation)                                          Identification No.)


                      Fifth at Erie, Storm Lake, Iowa 50588
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (712) 732-4117
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.    Other Events
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     On August 26, 2002, the Registrant issued the attached press release announcing the declaration of a cash dividend to shareholders and the authorization for the purchase of shares by the Trustee of the Company's Employee Stock Ownership Plan.


Item 7.    Financial Statements and Exhibits
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         (a)      Exhibits

                  1.   Press release dated August 26, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FIRST MIDWEST FINANCIAL, INC.




Date: August 27, 2002           By:  /s/ Donald J. Winchell
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                                     Donald J. Winchell, Senior Vice President,
                                     Treasurer, Chief Financial Officer and
                                     Principal Accounting Officer